UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 16, 2015

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

 Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Short Term Incentive Plan Awards

On March 16, 2015, the Executive Compensation Committee (the “Committee”) of the Board of Directors of MainSource Financial Group, Inc. (the “Company”) awarded bonuses to certain named executive officers pursuant to the Company’s 2014 Short Term Incentive Plan (“2014 STIP”) for services performed during 2014.

Pursuant to the 2014 STIP, each of the executives is eligible to receive cash payouts when the Company’s actual performance as compared to its annual budget and annual goals exceeds certain thresholds.  The performance is determined based on the following measures:

Performance Measure	Weight	Evaluated vs.
Earnings per Share	40%	Budget
Return on Assets	30%	Budget
Non-performing Assets/Total Assets	20%	Budget
Individual Goals*	10%	Goals

*Represents one additional objective measure for each individual which is given 10% weight.

The STIP payout begins once the Company’s performance for each measure (the “Actual Performance”) exceeds the pre-established threshold for the applicable measure (thus, no payout occurs if the Actual Performance for all measures is equal to or below the threshold).  Each executive’s target payout is achieved once the Actual Performance equals the target level, and the maximum payout is achieved once the Actual Performance equals the superior level, each of which was set by the Committee.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

For Actual Performance at levels in between the Threshold and 150% of the target, the payout percentage is interpolated.  For example Actual Performance equal to 60% of the target equates to a payout of 60% of the Target.  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	50% of base salary

James M. Anderson Chief Financial Officer	40% of base salary

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	40% of base salary

William J. Goodwin Chief Credit Officer	40% of base salary

Chris M. Harrison Sr. Vice President	30% of base salary

The STIP includes a mandatory deferral feature, by which two-thirds of the cash will be paid following the calculation of the payout, and the remaining one-third will be paid on the first anniversary of the initial payment.  STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

The Committee determined that the incentive compensation to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” under the 2014 STIP for services performed from January 1, 2014, to December 31, 2014, as well as the portion of the 2014 STIP award deferred to and paid in 2015, are as follows:

				2013 STIP
			2014 STIP	Award
	Total	2014 STIP	Award	Deferred to
	STIP Award	Award Paid	Deferred to	and Paid in
Name and Title	for 2014	in 2015	2016	2015
Archie M. Brown, Jr. President and Chief Executive Officer	$280,500	$187,000	$93,500	$61,769

James M. Anderson Chief Financial Officer	$124,080	$82,720	$41,360	$23,891

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$128,500	$85,667	$42,833	$29,774

William J. Goodwin Chief Credit Officer	$124,080	$82,720	$41,360	$23,891

Chris M. Harrison Senior Vice President Branch Administration	$80,104	$53,403	$26,701	$16,768

2015 Long-Term Incentive Plan Awards

Additionally, at its meeting on March 16, 2015, the Committee granted restricted stock and performance share units to certain named executive officers pursuant to the Company’s Long Term Incentive Plan (“LTIP”).  The LTIP was effective January 1, 2014, with the first payout during 2015.

The LTIP contemplates the Payment of compensation in a combination of restricted stock for services performed in 2014 and performance share units for performance over the three year period beginning January 1, 2015 and ending December 31, 2017.  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	40% of base salary

James M. Anderson Chief Financial Officer	30% of base salary

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	30% of base salary

William J. Goodwin Chief Credit Officer	30% of base salary

Chris M. Harrison Sr. Vice President	25% of base salary

The Restricted Stock is awarded each year equal to one-half of the target payout, and vests on the third anniversary of the date of the award provided the employee remains employed on the vesting date (unless the employee is terminated due to death or disability).

The Performance Share Units are granted each year equal to one-half of the target payout.   Each year will be the beginning of a new three-year performance period.   At that time, the Committee establishes performance measures, goals and payout calibration for the Performance Share Units.  Then, at the end of each three-year performance period, the Committee will certify the results of the performance measures and goals and will pay the earned awards out in shares of Company common stock.   Dividends earned during each three-year performance period will be accrued and paid at the end of the performance period, based upon the final number of shares earned.

The performance measures and goals are based on financial and shareholder measures, and are evaluated relative to internal goals and the performance of the Company’s peers.  Once the performance measures and goals are established, the Committee establishes threshold, target and superior levels of performance.  The LTIP payout of shares will begin once the Company achieves the pre-established threshold (thus, no payout will occur if the performance is equal to or below the threshold).  Each executive’s target payout is achieved once the performance equals the target level, and the maximum payout is achieved once the performance equals the superior level (with interpolation between discrete points).

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

The Committee has the authority to change the performance measures, goals and targets for new awards at the beginning of each three-year performance period.

The Committee determined the LTIP grants to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” of restricted stock for services performed in 2014 and performance share units for the three-year period beginning January 1, 2015 and ending December 31, 2017, as follows:

	Restricted	Shares of	Performance	Performance
	Stock	Restricted	Share Unit	Share
Name and Title	Allocation	Stock (1)	Allocation	Units (1)
Archie M. Brown, Jr. President and Chief Executive Officer	$85,000	4,343	$85,000	4,343

James M. Anderson Chief Financial Officer	$35,250	1,801	$35,250	1,801

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$37,500	1,916	$37,500	1,916

William J. Goodwin Chief Credit Officer	$35,250	1,801	$35,250	1,801

Chris M. Harrison Senior Vice President Branch Administration	$25,625	1,309	$25,625	1,309

(1) Based upon a share price of $19.57, which is the closing price of the Company’s common stock on March 16, 2015, the date of grant.

Each restricted stock award will be evidenced by an award agreement between the executive and the Company which includes the following terms:

•                  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

•                  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

The grant of Performance Share Units by the Committee will be evidenced by an award agreement between the executive and the Company which provides that each executive will receive shares of Company stock when the Company’s actual performance as compared to its peers and long-term goals exceeds certain thresholds, determined as of December 31, 2017, provided the executive remains employed by the Company on such date.  The executive’s eligibility for the payout of shares is determined based on the following measures:

Performance Measure	Weight	Evaluated vs.
Return on Assets	50%	Peer
Total Shareholder Return	25%	Peer
Earnings Per Share	25%	Goal

Additionally, the award of Performance Share Units is contingent upon and remains subject to the approval of the Company’s shareholders of the MainSource Financial Group, Inc. 2015 Stock Incentive Plan at the 2015 Annual Meeting of the Company’s shareholders.

2015 Executive Compensation

Additionally, on March 16, 2015, the Committee approved the compensation of the named executive officers for 2015, which includes increases to base salary. The following is a summary of the terms of the 2015 compensation plan for the named executive officers:

Base Salary.  The base salary (effective as of March 1, 2015) for the Company’s Chief Executive Officer, Chief Financial Officer, and the other “Named Executive Officers”, is set forth below.

Name and Title	2015 Base Salary
Archie M. Brown, Jr.	$437,750
President and Chief Executive Officer

James M. Anderson	$242,050
Chief Financial Officer

Daryl R. Tressler	$257,500
Chief Banking Officer and President,
MainSource Bank

William J. Goodwin	$242,050
Chief Credit Officer

Chris M. Harrison	$215,000
Senior Vice President
Branch Administration

2015 STIP.  The Committee also determined the following performance measures for the STIP applicable to the executives’ performance:

Performance Measure	Weight
Earnings per Share	30%
Return on Assets	30%
Non-performing Assets/Total Assets	20%
Loan Growth	20%

The STIP payout will begin once the Company’s performance for each measure (the “Actual Performance”) exceeds the pre-established Threshold for the applicable measure (thus, no payout will occur if the Actual Performance for all measures is equal to or below the Threshold).  Each executive’s target payout is achieved once the Actual Performance equals the Target level, and the maximum payout is achieved once the Actual Performance equals the Superior level, each of which are set by the Committee based on the Company’s annual budget.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

For Actual Performance at levels in between the Threshold and 150% of the Target, the payout percentage is interpolated.  For example Actual Performance equal to 60% of the Target equates to a payout of 60% of the Target.  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr.	50% of base salary
President and Chief Executive Officer

James M. Anderson	40% of base salary
Chief Financial Officer

Daryl R. Tressler	40% of base salary
Chief Banking Officer and President,
MainSource Bank

William J. Goodwin	40% of base salary
Chief Credit Officer

Chris M. Harrison	30% of base salary
Sr. Vice President

STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2015

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer